UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
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☑ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

MERCHANTS GROUP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MERCHANTS GROUP, INC.
250 Main Street
Buffalo, New York 14202
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 7, 2006
To the Stockholders:
     NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders of Merchants Group, Inc. (the “Company”) will be held at the Company’s offices at 250 Main Street, Buffalo, New York, on Wednesday, June 7, 2006 at 9:00 a.m., Buffalo time, for the following purposes:
1.	To elect one director for a term of three years.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.
     Shareholders of record at the close of business on April 25, 2006 are entitled to notice of, and vote at, the meeting and any adjournment thereof. The prompt return of your proxy will avoid delay and save the expense involved in further communication. You may revoke the proxy any time prior to its exercise, and the giving of your proxy will not affect your right to vote in person at the meeting.

By Order of the Board of Directors ROBERT M. ZAK Senior Vice President and Chief Operating Officer
Date: May 8, 2006
STOCKHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

SOLICITATION AND REVOCABILITY OF PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS AND ITS COMMITTEES
MANAGEMENT OF THE COMPANY
EXECUTIVE COMPENSATION
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
CERTAIN TRANSACTIONS
AUDIT COMMITTEE APPOINTMENT OF INDEPENDENT AUDITOR
SHAREHOLDER COMMUNICATIONS
STOCKHOLDER PROPOSALS
OTHER MATTERS

May 8, 2006
MERCHANTS GROUP, INC.
250 Main Street
Buffalo, New York 14202
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 7, 2006
     The following information is furnished in connection with the Annual Meeting of Stockholders of Merchants Group, Inc. (the “Company”) to be held at the Company’s offices at 250 Main Street, Buffalo, New York, on June 7, 2006 at 9:00 a.m., Buffalo time (the “Meeting”). A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and form of proxy may be obtained from the Company’s Secretary, 250 Main Street, Buffalo, New York 14202. This Proxy Statement will first be sent to stockholders on or about May 8, 2006.
SOLICITATION AND REVOCABILITY OF PROXIES
     The enclosed proxy for the Meeting is being solicited by the directors of the Company. The proxy may be revoked by a stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Meeting, withdrawing the proxy and voting in person.
     The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of the mails, proxies may be solicited by the directors and their agents (who will receive no additional compensation therefore) by means of personal interview or telephone, and it is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
     The record date for determining shares of the Company’s Common Stock, $.01 par value (“Shares”), entitled to vote at the Meeting has been fixed at the close of business on April 25, 2006. On that date there were 2,145,652 Shares outstanding, entitled to one vote each. A majority of the outstanding Shares, present in person or by proxy, will constitute a quorum at the Meeting. Abstentions, broker non-votes and withheld votes will be considered as being present at the Meeting. The vote of a plurality of Shares present at the Meeting is required for election of directors, which is the only matter scheduled to be voted on at the Meeting. For voting purposes, all votes cast “for,” “against,” or “withhold authority” will be counted in accordance with the instructions as to each item. Broker non-votes will not be counted for any item.

Security Ownership of Certain Beneficial Owners
     The Company believes that the following persons and groups were the beneficial owners of more than 5% of the outstanding Shares as of April 25, 2006.

	Number of Shares
	Beneficially		Percent
Name and Address of Beneficial Owner	Owned (1)		of Class
John D. Weil	256,155	(2)	11.9%
200 N. Broadway St. Louis, Missouri 63102

Merchants Mutual Insurance Company	255,000	(3)	11.9%
250 Main Street Buffalo, New York 14202

Brent D. Baird and others	237,600	(4)	11.1%
1350 One M&T Plaza Buffalo, New York 14203

Franklin Resources, Inc.	190,000	(5)	8.9%
777 Mariners Island Blvd. San Mateo, California 94404

Kahn Brothers & Co., Inc.	111,450	(6)	5.2%
555 Madison Avenue New York, New York 10022

(1)	The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission. Except as otherwise indicated, each person has sole voting and investment power with respect to the Shares indicated.

(2)	These shares are owned by Woodbourne Partners, LP, an investment partnership of which Clayton Management Company is the sole general partner. Clayton Management has sole voting and investment power over these shares. John D. Weil owns 100% of the outstanding stock of Clayton Management. Includes 4,995 shares held in six individual retirement accounts maintained for the benefit of certain persons holding limited partnership interests in Woodbourne Partners, LP. Mr. Weil disclaims beneficial ownership of such shares.

(3)	Merchants Mutual Insurance Company (“Mutual”) operates its business in conjunction with the Company and Merchants Insurance Company of New Hampshire, Inc. (“MNH”), the Company’s wholly-owned subsidiary. See “Services Agreement and Reinsurance Pooling Agreement.”

(4)	Mr. Baird has sole voting and dispositive powers with respect to 13,600 shares and Mr. Baird, members of the Baird family, and entities owned or controlled by the Baird family have shared voting and dispositive power with respect to 224,000 shares.

(5)	Franklin Resources, Inc. through its advisory subsidiary, Franklin Advisory Services, LLC, has sole voting and dispositive power with respect to the 190,000 shares.

(6)	Based on a Schedule 13G/A dated February 2, 2005, which indicated Kahn Brothers & Co., Inc. shares dispositive power but no voting power with respect to these shares.
     The Company is subject to statutes governing insurance holding company systems. Under the terms of the applicable New Hampshire statute, any person or entity desiring to effect an acquisition of the Company’s securities that would result in that person or entity owning 10% or more of the Company’s outstanding voting securities would be required to obtain the approval of the New Hampshire Insurance Department prior to the acquisition.
Security Ownership of Management
     The following table sets forth the Shares beneficially owned as of April 25, 2006 (unless otherwise indicated) by each director and nominee for election as director and each executive officer listed in the Summary Compensation Table. Unless otherwise stated, each person has sole voting and investment power with respect to the Shares set forth in the table.

	Number of Shares		Percent
Name	Beneficially Owned (1)		of Class (2)
Andrew A. Alberti	0		—

Brent D. Baird	237,600	(3)	11.1%

Frank J. Colantuono	1,000		*

Thomas E. Kahn	0	(4)	—

Henry P. Semmelhack	1,500		*

Robert M. Zak	22,410	(5)	1.0%

Kenneth J. Wilson	1,000		*

Directors and officers as a group (7 persons)	263,510		12.3%

*	Less than 1% of the amount outstanding.

(1)	The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission. Unless as otherwise indicated, each person has sole voting and investment power with respect to the Shares indicated.

(2)	Percentage calculations for each individual and group in the table are based on 2,145,652 shares outstanding.

(3)	See note 4 to table under “Security Ownership of Certain Beneficial Owners.”

(4)	See note 2 to table under “Security Ownership of Certain Beneficial Owners.” Mr. Kahn is a Vice President and the Secretary of Clayton Management.

(5)	Includes 2,800 shares that Mr. Zak owns jointly with his spouse, and 1,110 Shares held by the Merchants Mutual Supplemental Executive Retirement Plan for the benefit of Mr. Zak. Does not include 255,000 Shares owned by Mutual as to which Mr. Zak disclaims beneficial ownership. Mr. Zak is President and Chief Executive Officer of Mutual.
ELECTION OF DIRECTORS
Information Concerning Directors and Nominees
     The Company’s Certificate of Incorporation provides that the number of directors of the Company shall be not less than five and not more than fifteen and that the directors shall be divided into three classes, each class containing as nearly equal a number of directors as possible, with one class standing for election each year. Directors for each class are elected for three year terms at the annual meeting in which the term of their class expires. The Board has approved a reduction in the number of directors to five effective after the Annual Meeting on June 7, 2006 since Mr. Zak is not standing for re-election and his term expires at the 2006 Annual Meeting.
     The Board of Directors has determined that the nominee and members of the Company’s Board of Directors who will continue to serve as directors after the meeting are independent directors under the American Stock Exchange Listing Qualifications.
     The directors recommend a vote FOR the director standing for election listed below. Except where authority to do so has been withheld, it is the intention of the persons named in the accompanying form of proxy to vote at the Meeting FOR this nominee. Although the directors do not contemplate that the nominee will be unable to serve, if such a situation arises prior to the Meeting, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.

     The following table sets forth information regarding directors standing for election and directors whose terms continue beyond the Meeting:

Name, Position and		Principal Occupation and Business
Tenure with the Company	Age	Experience For Past Five Years
Director Standing For Election For a Term Expiring In 2009

Henry P. Semmelhack Director since 1987	69	Chairman, President and Chief Executive Officer from 1982 to 2002 of Barrister Global Services Network, Inc., a public computer software and services company. Private investor since 2002.

Directors Whose Terms Expire In 2008

Andrew A. Alberti Director since 1998	60	President of Cross River International, Inc., an insurance management consulting firm, since 1993; President of Hanover Management Services Inc., an insurance management consulting firm, from 1989 to 1993. Positions in the New York Insurance Department Liquidation Bureau from 1973 to 1988.

Frank J. Colantuono Director since 1994	57	President and Chief Executive Officer of Independent Health Association, Inc., a health maintenance organization, from 1984 to 2004. President Emeritus from 2004 to present.

Directors Whose Terms Expire in 2007

Brent D. Baird Director since 1995	67	President and Chief Executive Officer of the Company from 1995 to 2003; private investor since 1991; limited partner of Trubee Collins & Co. (member firm of New York Stock Exchange, Inc.) from 1983 to 1991.

Thomas E. Kahn Director since 2000 and Chairman of the Board since May, 2004	53	Vice President and Secretary of Clayton Management Company, an investment management company, since 1993.

Other Directorships
     The nominee to and members of the Company’s Board of Directors who will continue to serve as directors after the Meeting serve on the Boards of Directors of the following publicly-held companies:

Director	Company
Brent D. Baird	M&T Bank Corporation
Todd Shipyards Corporation
THE BOARD OF DIRECTORS AND ITS COMMITTEES
The Audit Committee
     The Audit Committee consists of Messrs. Semmelhack (Chairman), Colantuono, and Kahn. As set forth in the Audit Committee charter described below, the Audit Committee’s primary responsibilities fall into three broad categories:
-	first, the Committee is responsible for matters concerning the relationship between the Company and its independent actuarial firm and its independent auditor, including their appointment or removal; reviewing the scope of the independent auditor’s audit services and related fees, as well as any other services being provided by them to the Company; and determining whether the independent auditor is independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1);

-	second, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s independent auditors about the quarterly reviews and the annual audited financial statements and key accounting and reporting matters;

-	third, the Committee oversees management’s implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests; and review of the activities and recommendations of the Company’s internal auditing program.
     The Audit Committee has implemented procedures to ensure that during the course of each year it devotes the attention that it deems necessary or appropriate to each of the matters prescribed by its charter. To carry out its responsibilities, the Committee met seven times during the year ending December 31, 2005.
     The Board of Directors have affirmatively determined that each member of the Audit Committee currently meets the independence requirements of the American Stock Exchange, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the Audit Committee’s guidelines promulgated in the Audit Committee Charter. Each member of the committee is financially literate, knowledgeable and qualified to review financial statements. The “audit committee financial expert” identified by the Board is Thomas E. Kahn, CPA, CFA and Vice President of Clayton Management. Under the rules of the SEC, the designation or identification of a person as an “audit committee financial expert” does not impose on that person any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on that person as a member of the Audit Committee and the Board of Directors in the absence of that designation or identification. Moreover, the designation of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors.
Report of the Audit Committee
     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.
     The Board of Directors has adopted a written charter for the Committee. A copy of the charter, which reflects standards set forth in the Securities and Exchange Commission regulations and American Stock Exchange rules, was an attachment to the 2004 Proxy Statement. During the year, the Board examined the composition of the Audit Committee and confirmed that all members of the Audit Committee are “independent” within the meaning of the American Stock Exchange’s rules.
     In overseeing the preparation of the Company’s financial statements, the Committee met with both management and the Company’s independent auditor to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles. The Committee’s review included discussion with the independent auditor of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees) as modified or supplemented.
     With respect to the Company’s independent auditor the Committee, among other issues, discussed with PricewaterhouseCoopers LLP matters relating to its independence, including the written disclosures and the letter from the independent auditor to the Committee as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as modified or supplemented.
     Finally, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, including the adequacy of staffing and proposals to strengthen internal procedures and controls where appropriate.
     On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Members of the Audit Committee:	Henry P. Semmelhack, Chairman
Frank J. Colantuono
Thomas E. Kahn
The Nominating Committee
     The Nominating Committee consists of Messrs. Kahn (Chairman), Baird and Semmelhack. The Nominating Committee’s function is to seek out, screen, interview and present to the entire Board of Directors qualified director candidates. The Nominating Committee met once during 2005 in conjunction with the full Board of Directors.
     This Committee has a charter that is available at www.merchantsgroup.com under Financial Strength – Nominating Committee Charter. The Nominating Committee’s primary responsibilities are as follows:
•	Consider, establish as necessary, and review periodically, qualification standards and required skills for individual directors and for the Board as a whole.

•	Consider, recruit and recommend candidates to be nominated by the Board for election as directors.

•	Annually present to the Board a list of individual(s) recommended for nomination for election to the Board at the annual meeting of shareholders.

•	Before recommending the nomination of an incumbent, replacement, or additional nominee for director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

•	Review candidates for nomination and nominees for director submitted by shareholders.

•	Adopt policies and procedures for receiving, evaluating and recommending candidates for nomination, and nominees for director, submitted by shareholders, including any minimum qualifications and specific qualities or skills that the Committee believes are necessary for one or more of the corporation’s directors to possess.

•	Annually review the composition of each committee of the Board and recommend to the Board those directors to be selected for membership on the various Board committees.

•	Review the adequacy of the Charter on an annual basis and propose to the Board any recommended changes.
Procedure for Stockholders to Nominate Directors
     Stockholders may nominate a person for election to the Board of Directors of the Company provided notice is delivered to or mailed and received by the Secretary of the Company at the Company’s executive offices not less than 60 days nor more than 90 days prior to a meeting of stockholders. In the event that less than 70 days notice or public disclosure of the date of a meeting of stockholders is given, then the nomination must be received no later than the 10th day following the day on which such notice is mailed to stockholders or public disclosure was made. The nomination must include information about the proposed nominee as required to be disclosed in solicitation of proxies for election of Directors pursuant to Regulation 14A, as amended, under the Securities and Exchange Act of 1934, and the proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as Director if elected.
The Compensation Committee
     The Compensation Committee consists of Messrs. Colantuono (Chairman), Alberti, and Kahn. The function of the Compensation Committee is to evaluate the performance of the officers of the Company and key employees of the Company’s affiliates and, when the Company has officers who are its employees, the Committee sets the compensation of those officers. The Compensation Committee met twice during 2005.
Board Member Attendance
     During the year ended December 31, 2005, the full Board of Directors met six times. Each of the directors attended at least 75% of the total number of meetings of the Board and of all committees of the Board on which he served. The Company encourages its directors to attend the annual meeting of the stockholders, but it has not adopted any formal policy requiring attendance. All directors attended the last Annual Meeting of Stockholders.
Compensation of Directors
     The Chairman of the Board receives an annual director’s fee of $20,000 and all other directors of the Company receive an annual fee of $15,000. In addition, all directors of the Company receive $1,000 for each meeting of the full Board of Directors and any committee meeting attended.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and holders of more than 10% of the Company’s common stock (collectively “Insiders”) to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of the Company’s securities. The Company believes that during 2005 its directors, executive officers and 10% shareowners complied with all Section 16(a) filing requirements. In making this statement, the Company has relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to the Company by, and the written representations of, its directors, executive officers and 10% shareowners.

MANAGEMENT OF THE COMPANY
Services Agreement and Reinsurance Pooling Agreement
     The Company and MNH operate and manage their business in conjunction with Mutual, a New York domiciled mutual property and casualty insurance company, under a services agreement (the “Services Agreement”) that became effective January 1, 2003. At April 25, 2006, Mutual owned 11.9% of the Company’s issued and outstanding common stock. The Company and MNH do not have any operating assets or employees. Under the Services Agreement, Mutual provides the Company and MNH with the facilities, management and personnel required to operate their day-to-day business.
     The Services Agreement covers substantially the same services previously provided under a management agreement among the Company, MNH and Mutual (the “Management Agreement”) which was in effect from 1986 to 2002. The Services Agreement provides for negotiated fees (subject to periodic adjustment) for administrative, underwriting, claims and investment management services. The Company and MNH have the discretion to remove assets from their portfolios managed by Mutual.
     The Services Agreement contains termination provisions that vary based on the service rendered. Underwriting services may be terminated on one year’s notice, but the termination may not be effective before January 1, 2008. Administrative services or claims services for claims occurring prior to January 1, 2003 (the inception of the Services Agreement) may be terminated on 6 months notice. In June 2005 the Company and MNH issued notice to Mutual to terminate the Investment and Cash Management Services Annex of the Services Agreement as of June 30, 2006. The Company and MNH intend to solicit bids, including possibly from Mutual, for the management of their investment portfolio after the effective date of termination.
     Effective January 1, 2003, Mutual and MNH agreed to “pool,” or share, underwriting results on their traditional insurance business (“Traditional Business”) by means of a reinsurance pooling agreement (the “Pooling Agreement”). The Pooling Agreement applies to premiums earned and losses incurred after the effective date. It does not apply to any new endeavor of either Mutual or MNH outside of their Traditional Business, unless the companies agree otherwise. Neither Mutual nor MNH has entered into an endeavor outside of their Traditional Business.
     The Pooling Agreement provides for MNH to cede, or transfer, to Mutual all of its premiums and risks on its Traditional Business during the term of the agreement, and then to assume from Mutual a percentage of all of Mutual’s and MNH’s Traditional Business (the Pooled Business). MNH assumed 30% and 35% of the Pooled Business in 2005 and 2004, respectively. MNH’s share of the Pooled Business will be reduced to 25% in 2006, though not to exceed $42.5 million in assumed net written premiums. MNH’s share of the Pooled Business will remain at 25% in 2007, though not to exceed $37.5 million in net written premiums, respectively. If the parties agree, MNH may increase its share, or maximum amount of the Pooled Business for any year. Mutual retains a share of the risk in MNH’s Traditional Business under Mutual’s control pursuant to a profit and loss sharing arrangement in the Pooling Agreement based on the loss and loss adjustment expense experience of the Pooled Business.

The Company believes the Pooling Agreement and profit (or loss) sharing feature included therein aligns the interests of MNH and Mutual. The decreasing amount of Traditional Business assumed under the Pooling Agreement is intended to provide MNH with the capacity to pursue insurance opportunities independently of Mutual, thereby reducing its dependence on Mutual as its only source of business. The Company and MNH are seeking to identify new business initiatives to employ the available capacity. Generally, the new business initiatives are expected to be in lines of business which are complementary to the Traditional Business underwritten through the Pooling Agreement with the Mutual.
     The Pooling Agreement may be terminated by either party at the beginning of any calendar year on or after January 1, 2008 upon not less than 6 months notice. However, the Pooling Agreement may be terminated effective as of January 1, 2007 upon 6 months notice, but only by MNH and only if the ratio of net losses and loss adjustment expenses to net earned premiums on a cumulative basis from the inception of the Pooling Agreement exceeds 76%, as of the date notice is given. As of December 31, 2005, the ratio of net losses and LAE to net earned premiums on a cumulative basis since the inception of the Pooling Agreement was 65.8%.
     Mutual controls (as that term is used in the New Hampshire Insurance Law) the Company by reason of the combination of Mutual’s ownership of Shares of the Company, and the management of the day-to-day business of the Company and MNH under the Services Agreement by officers who are also officers of Mutual.

Executive Officers
     The following is a listing of the Company’s executive officers.

Name, Position and		Principal Occupation and Business
Tenure with the Company	Age	Experience for Past Five Years
Robert M. Zak Chief Operating Officer since July 1, 1995, Senior Vice President since 1992, Secretary since 1990 and Director since 1994	48	President and Chief Executive Officer of MNH and Mutual since November 1, 1995; Sr. Vice President of MNH and Mutual from 1992 to 1995; Chief Financial Officer of the Company, MNH and Mutual from 1991 through 1996; Vice President — Financial Services of MNH and Mutual from 1989 through 1996; Secretary of MNH and Mutual from 1990 through November 1, 1995.

Edward M. Murphy Vice President, Chief Investment Officer and Assistant Secretary since 1991	55	Vice President and Chief Investment Officer of the Company, Mutual and MNH since 1991; Assistant Vice President of Mutual and MNH from 1989 to 1991.

Kenneth J. Wilson Vice President, Treasurer, and Chief Financial Officer since 1996 and Secretary since 1999	58	Vice President, Treasurer and Chief Financial Officer of the Company, Mutual and MNH since 1996; President and Chief Executive Officer of Carbadon Corp. and its operating subsidiary, Empire of America Realty Credit Corp., from December 1995 to December 1996 and Chief Financial Officer from November 1992 to December 1996.
     There are no family relationships between any of the directors or executive officers of the Company.
EXECUTIVE COMPENSATION
     The executive officers of the Company and its wholly-owned subsidiary, MNH, also serve as executive officers of Mutual as described above under “Services Agreement and Reinsurance Pooling Agreement.” Mutual pays the salaries and other benefits of these executive officers, a portion of which is included in the calculation of the fees charged to MNH by Mutual pursuant to the Services Agreement.

Summary Compensation Table
     The following table sets forth information concerning total compensation paid during the years ended December 31, 2005, 2004 and 2003 to any person who served as chief executive officer of the Company at any time during the most recent year. The officer whose total base salary and bonus charged to MNH by Mutual pursuant to the Services Agreement, in 2005, 2004 and 2003, exceed or is estimated to exceed $100,000 (such person listed below being the ''Named Officer”). No other officer of the Company earned total salary and bonus in excess of $100,000 for services provided to the Company during the last fiscal year.

					Long Term
		Annual Compensation (2)			Compensation Awards
				Other Annual
				Compen-	Securities Underlying	All Other
Name and Principal Position (1)	Year	Salary	Bonus	sation	Options/SARs (#)	Compensation
Robert M. Zak	2005	$(2)	$-0-	$-0-	-0-	$(2)
Chief Operating Officer	2004	$(2)	$-0-	$-0-	-0-	$(2)
	2003	$(2)	$-0-	$-0-	-0-	$(2)

(1)	Since November 30, 2004, Mr. Zak has assumed the duties of the principal executive officer of the Company. Thomas E. Kahn was appointed Chairman of the Board in May 2004. Mr. Kahn receives no compensation for serving in this capacity other than his director fees.

(2)	Under the Services Agreement, effective January 1, 2003, salaries for officers who are employees of Mutual are allocated by Mutual to the various services (administrative, underwriting, claims and investments) provided by Mutual pursuant to the Services Agreement and, where applicable, are used to determine the fees charged to MNH. As such the exact compensation for Mr. Zak charged to MNH for services rendered is not determinable. Based on information provided by Mutual, an estimate of Mr. Zak’s salary for 2005, 2004 and 2003 charged to MNH pursuant to the Services Agreement was $109,000, $114,000 and $125,000.
Options/Stock Appreciation Rights (SAR), Exercises and Year End Value
     The Company’s Option Plan expired by its terms in 1996 and therefore there were no options granted in 2005. The following table summarizes information with respect to option/SAR exercises and exercisable options/SAR held by the Named Officers as of December 31, 2005. Valuations are based upon the closing price of the Company’s Shares on the American Stock Exchange on December 31, 2005 ($30.15). No shares were acquired during the fiscal year on exercise of options granted under the Option Plan.
Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Value of Unexercised
			Number of Unexcerised	In-The-Money
	Shares Acquired	Value	Options/SARs at FY-End (#)	Options/SARs at FY-End ($)
Name	On Exercise	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable
Robert M. Zak	N/A	N/A	7,500 / 0	$68,625 / 0

Compensation Committee Report on Executive Compensation
     The Compensation Committee of the Board of Directors currently consists of Messrs. Alberti, Colantuono and Kahn. Under the Services Agreement, Mutual provides the facilities and personnel necessary to manage the Company’s day-to-day business, and certain executive officers of the Company and MNH are also executive officers of, and compensated by, Mutual. As such, decisions with respect to the salary and benefits for the officers of the Company, during the past fiscal year were made by the compensation committee and Board of Directors of Mutual. Generally, the compensation committee of Mutual has conferred with the Compensation Committee of the Company prior to making its determinations concerning compensation of Mutual employees who are officers of the Company.
     Submitted by the Compensation Committee of the Company’s Board of Directors:

Frank J. Colantuono, Chairman
Andrew A. Alberti
Thomas E. Kahn
     This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement or portions thereof into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.
Compensation Committee Interlocks and Insider Participation
     With respect to members serving on the Company’s Compensation Committee during 2005, there are no “compensation committee interlocks” which the SEC regulations would require to be disclosed in this Proxy Statement. There is no “insider participation” which the SEC regulations would require to be disclosed in this Proxy Statement.

Comparison of Cumulative Total Returns
     The following graph compares the performance of the Company’s common stock with the performance of the Standards & Poor’s 500 Composite Stock Price Index and the NASDAQ Insurance Stock Index over the five-year period extending through December 31, 2005. The graph assumes that $100 was invested on December 31, 2000 in the Company’s common stock, the S&P 500 Index and the NASDAQ Insurance Stock Index and that all dividends were reinvested.
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

	2000	2001	2002	2003	2004	2005

The Company	100.00	133.48	129.87	143.18	146.60	187.89
S&P500	100.00	88.15	68.67	88.36	97.97	102.78
NASDAQ Insurance Stocks	100.00	109.31	109.19	135.07	164.32	182.38
CERTAIN TRANSACTIONS
     Mutual provides facilities, employees and services required to conduct the business of the Company and MNH. See “Services Agreement and Reinsurance Pooling Agreement.”
     During the fiscal year ended December 31, 2005, the law firm of Hodgson Russ LLP served as principal corporate counsel to the Company and billed the Company an aggregate of $115,596 for its legal services, which included services provided by one of its partners, David M. Stark. Mr. Stark is the son-in-law of Brent D. Baird, a Director of the Company.

AUDIT COMMITTEE APPOINTMENT OF INDEPENDENT AUDITOR
     The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditor for the year ending December 31, 2006. PwC has served as the Company’s independent auditor since 1981. Services provided to the Company and its subsidiaries by PwC in 2005 included the examination of the Company’s consolidated financial statements, limited reviews of quarterly reports, statutory audits of subsidiaries, services related to filings with the Securities and Exchange Commission, and consultations on various tax and accounting matters.
Audit Fees
     The following table sets forth the fees for professional services rendered by PwC for the audit of the Company’s annual financial statements for the years ended December 31, 2005 and 2004, and for tax fees billed in 2005 and 2004.

	2005	2004
Audit Fees	$176,050	$137,180
Audit Related Fees (a)	6,285	8,150
Tax Fees (b)	2,500	3,400
All Other Fees	0	0

	$184,835	$148,730

(a)	Audit related fees consist primarily of consulting fees related to internal controls in connection with planning for compliance with Section 404 of the Sarbanes Oxley Act of 2002 for 2005 and with investigating business opportunities in 2004.

(b)	Principally tax compliance services and tax advisory fees.
     The Audit Committee has considered and determined that the provision of services by PwC other than professional services rendered for the audit of the Company’s annual financial statements and reviews of financial statements for quarterly reports is compatible with maintaining the independence of PwC.

     Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
     The Audit Committee has adopted a policy to require the pre-approval of all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services.
     Representatives of PwC will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.
SHAREHOLDER COMMUNICATIONS
     Mail can be addressed to directors in care of the Chairman of Merchants Group, Inc., 250 Main Street, Buffalo, New York 14202. At the direction of the Board of Directors all mail will be opened and logged in. All mail other than trivial or obscene items will be forwarded as soon as practical. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors, Non-Management Directors or Board of Directors” will be forwarded or delivered to the Chairman of the Board. Mail concerning accounting, internal controls or audit matters will be forwarded to the Chairman of the Audit Committee immediately.
STOCKHOLDER PROPOSALS
     Stockholder proposals must be received at the Company’s offices no later than January 8, 2007 in order to be considered for inclusion in the Company’s proxy materials for the 2007 Annual Meeting. Unless the stockholder notifies the Company before February 15, 2007 of the intent to present a proposal at the Company’s 2007 Annual Meeting, the named proxies will have the right to exercise discretionary voting authority with respect to the proposal if it is presented at the meeting without including information regarding the proposal in its proxy materials.
OTHER MATTERS
     So far as Management is aware, no matters other than those outlined in this Proxy Statement will be presented to the Meeting for action on the part of the stockholders. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the Shares to which the proxy relates in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS ROBERT M. ZAK Senior Vice President and Chief Operating Officer
Buffalo, New York

MERCHANTS GROUP, INC.
250 Main Street
Buffalo, New York 14202
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints THOMAS E. KAHN and ROBERT M. ZAK, and each or either of them, Proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, $.01 par value, of Merchants Group, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, June 7, 2006, at 250 Main Street, Buffalo, New York, at 9:00 a.m., Buffalo time, or any adjournments thereof, and directs that the shares represented by this Proxy shall be voted as indicated:

1.	ELECTION OF DIRECTOR
	FOR the nominee		WITHHOLD AUTHORITY
	(except as marked to the contrary below) ☐		to vote for the nominee listed below ☐
Henry P. Semmelhack
2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.
     The shares represented by this proxy will be voted as directed by the stockholder. The Board of Directors favors a vote FOR Proposal 1. If no direction is made, the proxy will be voted FOR Proposal 1.

Dated , 2006

(Signature of Stockholder)

Please date and sign name exactly as name appears and return this Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.